EXHIBIT 10.1

AMENDMENT NO. 1 TO
LETTER OF INTENT

THIS AMENDMENT NO. 1 TO LETTER OF INTENT is made and entered into as of the 18 day of March, 2010 (this “Amendment”) by and among Apollo Gold Corporation, a corporation incorporated under the laws of the Yukon Territory (“Apollo”) and Linear Gold Corp., a corporation incorporated under the laws of Canada (“Linear”).

RECITALS

WHEREAS, Apollo and Linear entered into a letter of intent dated as of March 9, 2010 (the “Letter of Intent”);

AND WHEREAS, the parties hereto desire to amend the Letter of Intent, as described below, by entering into this Amendment;

AND WHEREAS capitalized terms not otherwise defined herein have the same meanings ascribed to such terms in the Letter of Intent);

NOW THEREFORE the parties, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, hereby agree as follows:

1.           Section 2(b) is hereby deleted in its entirety and replaced with the following:

(b)
the Board of Directors of Apollo upon closing shall consist of seven (7) directors appointed as follows:  three (3) current Apollo board members or Apollo nominees; three (3) Linear nominees (including Wade Dawe who shall be appointed Chairman of the Board of Directors); and one (1) nominee who shall be a technical person mutually agreed upon by Apollo and Linear.

2.           Section 3 is hereby amended by deleting the last sentence thereof and replacing it with the following:

The Private Placement will close on or about March 19, 2010, subject to the conditions set out therein.

3.           Section 6 is hereby deleted in its entirety and replaced with the following:

6.
Upon completion of the Arrangement, (i) R. David Russell shall resign as President and Chief Executive Officer of Apollo and, subject to delivery of customary releases, shall be paid all termination and other amounts owing pursuant to his employment agreement (which the parties hereby agree shall not exceed approximately US$1.7m in the aggregate); Stock Options will remain in effect until one year after the merger is approved; and (ii) Wade Dawe shall be appointed President and Chief Executive Officer of Apollo.

Management terminations, buyouts and severance payments will be effected by Linear and paid out to Linear management and staff not continuing with the merged Company on closing of the Arrangement in accordance with management contracts and common law amounts expected not to exceed a total of approximately CAD$1.7m.

4.           The terms and conditions set forth in this Amendment shall be deemed a part of the Letter of Intent for all purposes.  In the event of a conflict or inconsistency between the terms and conditions set forth in this Amendment and those set forth in the Letter of Intent, the terms and conditions of this Amendment shall prevail.  Except as provided in this Amendment, the Letter of Intent shall remain unchanged and in full force and effect.  This Amendment, when read in conjunction with the Letter of Intent, constitutes the entire agreement among the parties thereto with respect to the subject matter contained in this Amendment, and supersedes and replaces all prior agreements, whether written or oral, with respect to such subject matter.  This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Letter of Intent not expressly referred to herein.  From and after the date hereof, all references made in the Letter of Intent to “this letter of intent” shall be deemed references to the Letter of Intent as amended by this Amendment.

5.           This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission or as an attachment to an electronic mail message in “pdf” or similar format shall be effective as delivery of a manually executed counterpart hereof.

[Signature Page Follows on Next Page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the date first above written.

APOLLO GOLD CORPORATION

By:	/s/ R. David Russell
Name:	R. David Russell
Title:	President and CEO

LINEAR GOLD CORP.

By:	/s/ Keith Abriel
Name:	Keith Abriel
Title:	VP and CFO

[Signature Page to the Amendment No. 1 to the Share Letter of Intent]